Exhibit 99.4

Veri-Tek International Corp.

Unaudited Pro Forma Condensed Consolidated Financial Statements

On July 10, 2006, Veri-Tek International Corp. (“VCC” or the “Company”), a Michigan corporation, announced that effective July 3, 2006, it had purchased Manitex, Inc. (“Manitex”) though the acquisition of all the membership interests of Quantum Value Management, LLC (“QVM”). Manitex is a 100% subsidiary of QVM. Consideration, which may be subject to post closing working capital adjustments, aggregated approximately $2.2 million, and was paid by delivering 234,875 shares of VCC’s common stock, valued at approximately $916,000, a promissory note for $1,072,244, and $0.2 million in direct professional expenses associated with the acquisition. Additionally, Veri-Tek assumed $33 million of Manitex indebtedness.

The acquisition has been accounted for using purchase accounting in accordance with Financial Accounting Standard No. 141, Business Combinations. The following Unaudited Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended December 31, 2005 gives effect to the Company’s purchase of QVM. This Unaudited Pro Forma Condensed Consolidated Statement of Income assumes that this transaction was consummated on January 1, 2005. The Pro Forma Condensed Consolidated Balance Sheet presents the financial position of the Company as if the acquisition of QVM occurred on December 31, 2005. The pro forma adjustments, which are based on available information and certain assumptions that the Company believes are reasonable under the circumstances, are applied to the historical financial statements of the Company. The pro forma allocation of the purchase price to the acquired assets and liabilities is based on an independent appraisal and other studies completed subsequent to the QVM acquisition.

The Pro Forma Condensed Consolidated Financial Statements, which have been prepared in accordance with rules prescribed by Article 11 of Regulation S-X, are provided for informational purposes only and are not necessarily indicative of the past or future results of operations or financial position of the Company.

This information should be read in conjunction with the Company’s previously filed Current Report on Form 8-K, dated July 10, 2006, the Company’s previously filed Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and the historical financial statements and accompanying notes of QVM included in this Current Report on Form 8-K/A.

Veri-Tek International Corp. and Subsidiaries

Unaudited Proforma Condensed Consolidating Balance Sheet

	Veri-Tek June 30, 2006	QVM, LLC June 30, 2006	Proforma Adjustments		Proforma June 30, 2006
ASSETS
Cash	$565,604	$900	$—		$566,504
Trade Receivables-Net	2,720,713	10,215,625			12,936,338
Receivables from Related Parties		5,157,074			5,157,074
Other Receivables	8				8

Cost and Estimated Earnings in Excess of Billings (Net of reserve of $1,734,000)	1,584,322				1,584,322
Inventory (Net)	1,049,514	10,362,274			11,411,788
Prepaid Expenses & Other	200,262	526,564			726,826

Total Current Assets	6,120,423	26,262,437	—		32,382,860
Trademarks					—
Tradename		1,008,518			1,008,518
Deferred Tax Asset	3,518,400	773,959			4,292,359
Patents & Drawings	4,850,578	2,358,531			7,209,109

Less: Accumulated Amortization	(786,695)	(265,809)			(1,052,504)
Goodwill	—	711,707	22,595,756	A	23,307,463
Bank credit facility costs	45,955	200,000			245,955

Less: Accumulated Amortization	(34,466)	(177,778)			(212,244)
Other Assets	166,601				166,601
Total Intangibles	7,760,373	4,609,128	22,595,756		34,965,257

Fixed Assets	2,582,571	6,273,190	17,350	E	8,873,111

Less: Accum Depreciation	(306,655)	(377,540)			(684,195)

Total Fixed Assets	2,275,916	5,895,650	17,350		8,188,916

Total Assets	$16,156,712	$36,767,215	$22,613,106		$75,537,033

LIABILITIES
Line of Credit	$—	$16,156,255	$—		$16,156,255
Note Payable - Short-term		20,000,000			20,000,000
Current Portion of Long-term Debt					—
Trade Payables	303,183	8,734,027			9,037,210
Payable to Related Party					—
Accrued Expenses	280,066	6,535,111	186,504	D	7,001,681
Progress & Customer Deposit	159,289	38,275			197,564

Total Current Liablities	742,538	51,463,668	186,504		52,392,710
Deferred Tax Liabilities	26,900	566,715	5,899	F	599,514
Long Term Debt		5,157,840	1,072,244	C	6,230,084

Total Long Term Liabilities	26,900	5,724,555	1,078,143		6,829,598

Total Liabilities	769,438	57,188,223	1,264,647		59,222,308

EQUITY
Common Stock/Members’ Equity	15,387,274	(20,421,008)	20,432,459	A
			916,000	B	16,314,725

Total Equity	15,387,274	(20,421,008)	21,348,459		16,314,725

Total Liabilities & Equity	$16,156,712	$36,767,215	$22,613,106		$75,537,033

Veri-Tek International Corp. and Subsidiaries

Unaudited Proforma Consolidated Statement of Income

	Veri-Tek	QVM, LLC	Proforma		Proforma
	Six Months Ended June 30, 2006	Six Months Ended June 30, 2006	Adjustments		Six Months Ended June 30, 2006
Net Sales	$3,912,184	$29,941,381	$—		$33,853,565

Cost of Sales	3,944,031	26,388,025	—		30,332,056

Gross Margin	(31,847)	3,553,356	—		3,521,509

Engineering/ R&D	848	182,088	—		182,936
Selling, General and Administrative Expenses	1,187,208	2,590,802	1,239	F	3,779,249

Operating Income	(1,219,903)	780,466	(1,239)		(440,676)

Other Income
Interest Income	30,842	—	—		30,842
Interest Expense		(1,672,292)	(40,142)	G	(1,712,434)
Miscellaneous Expense	—	—	—		—

Total Other Income (Expense)	30,842	(1,672,292)	(40,142)		(1,681,592)

Loss from Continuing Operations	(1,189,061)	(891,826)	(41,381)		(2,122,268)
Income Tax (Benefit)	(405,400)	(353,992)	(14,070)		(773,462)

Net Income from Continuing Operations	$(783,661)	$(537,834)	$(27,311)		$(1,348,806)

Loss per Share
Basic	$(016)				$(0.26)
Diluted	$(0.16)				$(0.26)

Weighted Average Common Shares
Basic	4,875,000		234,875	B	5,109,875
Diluted	4,875,000		234,875	B	5,109,875

Veri-Tek International Corp. and Subsidiaries

Unaudited Proforma Consolidated Statement of Income

	Veri-Tek	QVM, LLC	Proforma		Proforma
	Year Ended December 31, 2005	Year Ended December 31, 2005	Adjustments		Year Ended December 31, 2005
Net Sales	$7,641,367	$62,092,591	$—		$69,733,958

Cost of Sales	7,405,416	53,269,904	—		60,675,320

Gross Margin	235,951	8,822,687	—		9,058,638

Engineering/ R&D	456,447	—			456,447
Selling, General and Administrative Expenses	3,212,401	5,152,812	1,239	F	8,366,452

Operating Income (Expense)	(3,432,897)	3,669,875	(1,239)		235,739

Other Income (Expense)
Interest Income	155,211	—			155,211
Interest Expense	(53,766)	(2,488,483)	(65,370)	G	(2,607,619)
Miscellaneous Expense	(4,833)	(177,025)			(181,858)

Total Other Income (Expense)	96,612	(2,665,508)	(65,370)		(2,634,266)

Income (Loss) from Continuing Operations	(3,336,285)	1,004,367	(66,609)		(2,398,527)
Income Tax (Benefit)	(1,083,600)	464,799	(30,825)		(649,626)

Net Income from Continuing Operations	$(2,252,685)	$539,568	$(35,784)		$(1,748,901)

Earnings per Share
Basic	$(0.52)				$(0.38)
Diluted	$(0.52)				$(0.38)

Weighted Average Common Shares
Basic	4,339,649		234,875	B	4,574,524
Diluted	4,339,649		234,875	B	4,574,524

Veri-Tek International Corp. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Balance Sheet

A.	Pro forma adjustment to give effect to the purchase of QVM for $2,174,748, including estimated legal, accounting, and other closing expenses, as if the acquisition occurred on the date of the balance sheet, or in the case of a proforma income statement, the first day of the period.

	A.1. Consideration Exchanged
	Manitex Line of Credit loan assumed by Veri-Tek	incl.
	QVM Long Term Note assumed by Veri-Tek	incl.
	Promissory Note executed by Veri-Tek	1,072,244
	Veri-Tek stock (234,875 shares @$3.90)	916,000
	Direct Expenses associated with the purchase	186,504

	Fair Market Value of Consideration Exchanged	2,174,748

	A.2. Differential calculation (cost over book value of net assets obtained)
	Fair Market Value of Consideration Exchanged	2,174,748
	Book value of QVM LLC Stockholders Equity	(20,421,008)

	Differential	22,595,756

	A.3. Goodwill calculation
	Differential	22,595,756
	Minus: Asset acquisition FMV adjustment (Mark to Market)	17,350
	Deferred Tax Liability (FMV adjustment *34%)	(5,899)

	Goodwill recognized	22,607,207

	In accordance with Financial Accounting Standards Board, or FASB, Statement of Financial Accounting Standards (“SFAS”) No.141, “Business Combinations”, and SFAS No. 142, “Goodwill and Other Intangible Assets”, goodwill and intangible assets with indefinite lives are not amortized for acquisitions initiated after June 30, 2001; therefore, no goodwill amortization is presented in the pro forma statements

B.	Proforma adjustment to give effect for the Veri-Tek shares issued in the acquisiton transaction.

C.	Proforma adjustment to give effect for the Veri-Tek note issued to sellers in the acquisition transaction

D.	Proforma adjustment to give effect for the professional fees of investment bankers, attorneys, and accountants with regard to the acquisiton transaction:

	Investment Banking Fees	175,594
	Accounting Fees	10,910

	Total Direct Expenses recognized in the purchase	186,504

E.

Proforma adjustment to give effect to the writeup to fair market value of fixed assets. The FMV of the Manitex assets acquired by Veri-Tek was based on an independent appraisal by Dovebid Services Inc. on 9/11/06.

Income Statement

F.

Proforma adjustment to give effect to the depreciation of fixed assets recorded as a result of the acquisition. Straight line depreciation over 7 years was the depreciation method assumed, with a half-year convention in the year of introduction.

G.	Proforma adjustment to give effect to the additional interest expense related to the $1,072,244 promissory note issued to the former members of QVM